Supplement to
The North Carolina
Capital Management Trust's
August 20, 2001 Prospectus

The following information replaces the similar information found in a footnote to the bar chart for Term Portfolio in the "Performance" section on page P-4.

The year-to-date return as of June 30, 2001 for Term Portfolio was 3.17%.

The following information replaces the similar information found in the "Financial Highlights" section found on page P-20.

Term Portfolio

Years ended June 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.280	$ 9.350	$ 9.510	$ 9.650	$ 9.820
Income from Investment Operations
Net investment income B	.532	.525	.615	.660	.729
Net realized and unrealized gain (loss)	.097	(.069)	(.157)	(.134)	(.170)
Total from investment operations	.629	.456	.458	.526	.559
Less Distributions
From net investment income	(.559)	(.526)	(.618)	(.666)	(.729)
Net asset value, end of period	$ 9.350	$ 9.280	$ 9.350	$ 9.510	$ 9.650
Total Return A	6.98%	5.01%	4.94%	5.63%	5.89%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 74	$ 81	$ 93	$ 76	$ 69
Ratio of expenses to average net assets	.28%	.35%	.35%	.36%	.37%
Ratio of expenses to average net assets after all expense reductions	.28%	.35%	.35%	.35% C	.37%
Ratio of net investment income to average net assets	5.72%	5.64%	6.51%	6.93%	7.48%
Portfolio turnover rate	0%	150%	256%	433%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

NC-01-03 September 5, 2001
1.710543.107

SUPPLEMENT TO THE

NORTH CAROLINA CAPITAL MANAGEMENT TRUST'S

August 20, 2001

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the similar information for Term Portfolio found in the "Performance" section on page S-13.

		Average Annual Returns			Cumulative Returns
	Thirty-Day Yield	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Term Portfolio	3.32%	6.98%	5.69%	5.26%	6.98%	31.86%	66.96%

The following information replaces the similar information found in the "Performance" section on page S-14.

During the 10-year period ended June 30, 2001, a hypothetical $10,000 investment in Term Portfolio would have grown to $16,696.

TERM PORTFOLIO					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 9,521	$ 7,154	$ 21	$ 16,696	$ 40,819	$ 44,996	$ 13,088

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NCB-01-03 September 5, 2001
1.736037.107